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                                                                     Exhibit 3a

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                BHA GROUP, INC.

             BHA Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the 'Corporation'), does hereby certify:

             FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders. The resolution setting forth the proposed amendment is as follows:

                             RESOLVED, that the Certificate of Incorporation
             of the Corporation be amended by deleting ARTICLE FIRST in its entirety and adding the following new ARTICLE FIRST:

                             'FIRST: The name of the Corporation is BHA
             Group Holdings, Inc.'

             SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were vested in favor of the amendment.

             THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.



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             IN WITNESS WHEREOF, said BHA GROUP, Inc. has caused this
Certificate to be signed by James E. Lund, its President, and James C. King, its Secretary, this 18th day of February, 1997.

                                        By: /s/ JAMES E. LUND
                                            ----------------------------
                                            James E. Lund, President

ATTEST:

/s/ JAMES C. KING
-----------------------------
James C. King, Secretary






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                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                PRECIPTECH, INC.

             PRECIPTECH, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the 'Corporation'), does hereby certify:

             FIRST: That by written Consent of Action by the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the sole stockholder of the Corporation. The resolution setting forth the proposed amendment is as follows:

                           RESOLVED, that the Certificate of Incorporation of
             the Corporation be amended by deleting ARTICLE FIRST in its entirety and adding the following new ARTICLE FIRST:

                          'FIRST: The name of the Corporation is BHA Group,
             Inc.'

             SECOND: That the proposed amendment was submitted to the sole stockholder of the Corporation for consideration and that the sole stockholder has given written consent to said amendment in accordance with the provisions of
Section 223 of the General Corporation Law of the State of Delaware.

             THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 242 and 223 of the General Corporation Law of the State of Delaware.





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             IN WITNESS WHEREOF, said PRECIPTECH, INC. has caused this
Certificate to be signed by James E. Lund, its President, and James C. King, its Secretary, this 18th day of February, 1997.


                                        By: /s/ JAMES E. LUND
                                            ----------------------------
                                            James E. Lund, President

ATTEST:

/s/ JAMES C. KING
-----------------------------
James C. King, Secretary


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